                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) JULY 31, 2000
                                                          -------------


                              LEVEL 8 SYSTEMS, INC.
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               (Exact Name of Registrant as Specified in Charter)


         DELAWARE                      0-26392             11-2920559
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(State or Other Jurisdiction        (Commission          (IRS Employer
     of Incorporation)              File Number)        Identification No.)


8000 REGENCY PARKWAY, CARY, NC                                           27511
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(Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including area code         (919) 380-5000
                                                  ------------------------------


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.       OTHER EVENTS.

         On July 31, 2000, Level 8 Systems, Inc. entered into a Purchase Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). Pursuant to the Purchase Agreement, Level 8 has agreed to issue to Merrill Lynch 1,000,000 shares of Level 8 common stock. As consideration for the issuance of the shares, Merrill Lynch has agreed to enter into a license agreement which will grant Level 8 exclusive worldwide marketing, sales and development rights to Cicero(TM), a comprehensive integrated desktop computer environment developed by Merrill Lynch and used by more than 30,000 Merrill Lynch professionals worldwide. Level 8 intends to market Cicero(TM) as part of the Geneva eBusiness integration product line.

         Pursuant to the Purchase Agreement, Level 8 and Merrill Lynch will enter into a Registration Rights Agreement granting Merrill Lynch certain rights to have resales of the shares of Level 8 common stock it will be issued under the Purchase Agreement registered under the Securities Act. Level 8, Merrill Lynch and certain Level 8 shareholders, including Liraz Systems Ltd. and certain of its affiliates, and Welsh, Carson, Anderson & Stowe VI, L.P. and certain of its affiliates, will also enter into a Stockholders Agreement agreeing to vote their shares in favor of a designee of Merrill Lynch to the Level 8 Board of Directors.

         The closing of the transaction is dependent upon the expiration of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and other customary closing conditions.

         In addition, upon the closing of the transaction described above, Level 8 expects to enter into an amendment to the Agreement dated November 23, 1998 with Welsh, Carson, Anderson & Stowe VI, L.P. and certain of its affiliates, and other individual stockholders relating to Level 8's acquisition of a controlling interest in Seer Technologies, Inc. This amendment would terminate the transfer restrictions on shares held by those stockholders.

         The foregoing summary description is qualified in its entirety by reference to the definitive transaction documents, copies of which are attached as exhibits to this Current Report on Form 8-K.

ITEM 7.       EXHIBITS

         (c)  Exhibits

              10.1         Purchase Agreement dated July 31, 2000 between Level
                           8 Systems, Inc. and Merrill Lynch, Pierce, Fenner &
                           Smith Incorporated.

              99.1         Press Release dated July 31, 2000.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 LEVEL 8 SYSTEMS, INC.



Date:  August 11, 2000           By: /s/ Dennis McKinnie
                                     ------------------------------------------
                                     Dennis McKinnie
                                     Senior Vice President,
                                     Chief Legal and Administrative Officer


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

                                  EXHIBIT INDEX

EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
10.1              Purchase Agreement dated July 31, 2000 between Level 8 Systems,
                  Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

99.1              Press Release dated July 31, 2000.


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